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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-4 of DataWorks Corporation of our report dated April 5, 1996 relating to the financial statements of DCD Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.

                                        /s/ PRICEWATERHOUSECOOPERS LLP



PricewaterhouseCoopers LLP
Minneapolis, Minnesota
November 19, 1998